UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 6, 2012

INTERNATIONAL RECTIFIER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-7935	95-1528961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 N. Sepulveda Blvd., El Segundo, California 90245

(Address of Principal Executive Offices) (Zip Code)

(310) 726-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                  Submission of Matters to a Vote of Security Holders.

(a)          The Company held its 2012 annual meeting of stockholders (the “Annual Meeting”) on November 6, 2012.

(b)         At the Annual Meeting, stockholders voted on the following three proposals (described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 27, 2012). The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1                        Proposal for Election of Directors. The following nominees for election to hold office for a term ending at the 2013 annual meeting of stockholders received the number of votes set forth opposite their respective names:

	For	Withheld	Broker Non- Votes
Robert S. Attiyeh	58,669,616	692,255	4,552,603
Mary B. Cranston	56,943,540	2,418,331	4,552,603
Richard J. Dahl	59,116,968	244,903	4,552,603
Dwight W. Decker	58,695,714	666,157	4,552,603
Didier Hirsch	58,718,151	643,720	4,552,603
Oleg Khaykin	59,117,807	244,064	4,552,603
Thomas A. Lacey	58,697,814	664,057	4,552,603
James D. Plummer	57,162,795	2,199,076	4,552,603
Barbara L. Rambo	58,577,758	784,113	4,552,603
Rochus E. Vogt	57,151,313	2,210,558	4,552,603

All ten nominees listed above were elected to serve for a term ending at the Company’s 2013 annual meeting of stockholders.

Proposal 2                        Proposal to approve, by non-binding vote, the compensation of the Company’s named executive officers. The advisory proposal to approve, by non-binding vote, the compensation of the Company’s named executive officers received the following votes:

For	Against	Abstentions	Broker Non-Votes
57,133,648	2,162,120	66,103	4,552,603

The advisory proposal was approved.

Proposal 3                        Proposal for ratification of appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2013 fiscal year. The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2013 received the following votes:

For	Against	Abstentions	Broker Non-Votes
60,554,552	3,292,234	67,688	N/A

The appointment of Ernst & Young LLP was ratified.

Item 7.01.   Regulation FD Disclosure.

On November 6, 2012, the Company issued a press release announcing the results of the Annual Meeting.  A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report. The furnishing of the information in this Item 7.01 of this report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material investor information that is not otherwise publicly available.

Item 9.01.   Financial Statement and Exhibits

(d)  Exhibits

Exhibit Number	Description
99.1	Press release of International Rectifier Corporation, dated November 6, 2012, announcing results of the 2012 annual meeting of stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2012	INTERNATIONAL RECTIFIER CORPORATION

	By:	/s/ Timothy E. Bixler
		Name:	Timothy E. Bixler
		Title:	Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release of International Rectifier Corporation, dated November 6, 2012, announcing results of the 2012 annual meeting of stockholders.